September 6, 2023

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re: Annuity Investors Variable Account A, Registration Nos. 811-07299 and 33-59861 Annuity Investors Variable Account A, Registration Nos. 811-07299 and 33-65409

Ladies and Gentlemen:

We have transmitted to contract owners the annual reports for the period ended June 30, 2023 for the investment companies listed on Attachment 1 in which Annuity Investors Variable Account A invests.

Annuity Investors Life Insurance Company understands that the listed investment companies have filed these reports with the Commission under separate cover.

If you have any questions about this filing, please contact Simon Berry at 513-361-4824.

Sincerely,

/s/ John P. Gruber

John P. Gruber

Senior Vice President

Attachment 1—List of Underlying Portfolios

Annuity Investors Variable Account A, Registration Nos. 811-07299 and 033-59861 and 033-65409

1940 Act No.

811-07452 AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Invesco V.I. American Value Fund—Series I Shares

Invesco V.I. Capital Appreciation Fund—Series I Shares Invesco V.I. Core Equity Fund—Series I Shares

Invesco V.I. Discovery Mid Cap Growth Fund—Series I Shares Invesco V.I. Government Securities Fund—Series I Shares Invesco V.I. Main Street Fund®— Series I Shares

811-05188 American Century Variable Portfolios, Inc. VP Capital Appreciation Fund—Class I Shares VP Large Company Value Fund—Class I Shares VP Mid Cap Value Fund—Class I Shares

VP Ultra® Fund—Class I Shares

811-03290 BlackRock Variable Series Funds, Inc.

BlackRock Basic Value V.I. Fund—Class I Shares

BlackRock Global Allocation V.I. Fund—Class I Shares

BlackRock Government Money Market V.I. Fund—Class I Shares

BlackRock High Yield V.I. Fund—Class I Shares

811-08673 BNY Mellon Investment Portfolios

Technology Growth Portfolio—Initial Shares 811-05719 BNY Mellon Stock Index Fund, Inc.—Initial Shares

811-07044 BNY Mellon Sustainable U.S. Equity Portfolio, Inc.—Initial Shares 811-05125 BNY Mellon Variable Investment Fund

Appreciation Portfolio—Initial Shares

Government Money Market Portfolio

Growth and Income Portfolio—Initial Shares

Opportunistic Small Cap Portfolio—Initial Shares

811-07507 Deutsche DWS Investments VIT Funds

DWS Small Cap Index VIP—Class A 811-07736 Janus Aspen Series

Janus Henderson VIT Balanced Portfolio—Institutional Shares

Janus Henderson VIT Enterprise Portfolio—Institutional Shares Janus Henderson VIT Forty Portfolio—Institutional Shares

Janus Henderson VIT Global Research Portfolio—Institutional Shares (closed) Janus Henderson VIT Overseas Portfolio—Service Shares

811-07607 Morgan Stanley Variable Insurance Fund, Inc. Core Plus Fixed Income Portfolio—Class I Shares U.S. Real Estate Portfolio—Class I Shares

811-08399 PIMCO Variable Insurance Trust

PIMCO High Yield Portfolio—Administrative Class

PIMCO Real Return Portfolio—Administrative Class